PRESS RELEASE

FOR IMMEDIATE RELEASE:

                                        Contact: Investor Relations 978-762-8999



                  MEDWAVE INC. ANNOUNCES A RECORD FIRST QUARTER

SEPTEMBER 16, 2003 - MEDWAVE INC. DANVERS, MASSACHUSETTS (NASDAQ:MDWV) - Tim O'Malley, President and CEO of Medwave, Inc., summarized the company's accomplishments during the first quarter as follows:

"We are very proud of our continued accomplishments and the confidence our customers are placing in our technology, as highlighted by recent press releases. We are also very pleased with the recent announcement regarding our newly signed agreement with Novation, bringing Medwave's products into Novation's purchasing contracts with almost 2400 member hospitals. Blood pressure monitoring is one of the vital signs that is monitored throughout the entire healthcare continuum, even in the home environment. Our approach has been, and will continue to be in the near term, to focus on penetrating the hospital market and the various departments within the hospital settings, which could benefit from our advanced technology. We continue to focus on establishing a strong bottom line, along with a growth orientated top line."

Medwave, Inc. today reported revenue of $365,015 and a net loss of ($381,331) or $(.04) per share, for its first quarter ended July 31, 2003, compared to revenue of $209,615 and a net loss of ($608,885), or $(.08) per share for the quarter ended July 31, 2002. This represents a revenue growth of 74%, and a bottom line improvement of 37%.

                                                                       JULY 31
                                                                       -------
Revenue                                                   2003                         2002
-------                                                   ----                         ----
         Net Sales                                    $   365,015                  $   209,615

Operating Expenses:
         Cost of Sales/Product Develop                $   154,561                  $   160,880
         Research and Development                     $    85,872                  $   138,164
         Sales and Marketing                          $   324,039                  $   388,258
         General and Administrative                   $   185,969                  $   140,071

Operating loss                                        $  (385,426)                 $  (617,758)

Other Income
         Interest income                              $     4,095                  $     8,873
         Other income                                          --                           --
Net Income (Loss)                                     $  (381,331)                 $  (608,885)

Net income (loss) per share-basic                     $     (0.04)                 $     (0.08)

Weighted average number of common and
Common equivalent shares outstanding                    8,653,076                    7,250,916


Medwave Inc. Announces a Record First Quarter/Page 1 of 3

                                  Medwave, Inc.

                                 Balance Sheets

                                                                                             JULY 31                 APRIL 30,
                                                                                               2003                    2003
                                                                                         -------------------------------------------
                                                                                            (unaudited)            (see note 1)
ASSETS
Current Assets:
      Cash and cash equivalents                                                               $ 1,951,972           $ 2,597,649
      Accounts receivable, net                                                                    335,619               294,791
      Inventories, net                                                                            416,148               270,118
      Prepaid expenses                                                                             72,423               103,899
                                                                                         -------------------------------------------
Total current assets                                                                            2,776,162             3,266,457


Property and equipment:
      Research and development equipment                                                           31,535                31,535
      Office equipment                                                                             76,836                76,836
      Manufacturing and engineering equipment                                                     247,824               247,824
      Sales and marketing equipment                                                                62,365                62,365
      Leasehold improvements                                                                       31,613                31,613
                                                                                         -------------------------------------------
                                                                                                  450,173               450,173
      Accumulated depreciation and amortization                                                  (394,168)             (387,323)
                                                                                         -------------------------------------------
                                                                                                   56,005                62,850

                                                                                         -------------------------------------------
Total assets                                                                                  $ 2,832,167           $ 3,329,307
                                                                                         ===========================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                                                        $   215,119           $   310,180
      Accrued expenses                                                                             66,699               101,303
      Deferred revenue                                                                             37,419                38,850
                                                                                         -------------------------------------------
Total current liabilities                                                                         319,237               450,333

Stockholders' equity:
      Common Stock, no par value:
                 Authorized shares--50,000,000
                 Issued and outstanding shares -                                               23,464,401            23,449,114
                   April 30, 2003 - 8,650,916
                   July 31, 2003 - 8,659,666
      Accumulated deficit                                                                     (20,951,471)          (20,570,140)
                                                                                         -------------------------------------------
Total stockholders' equity                                                                      2,512,930             2,878,974
                                                                                         -------------------------------------------

Total liabilities and stockholders' equity                                                    $ 2,832,167           $ 3,329,307
                                                                                         ===========================================

The accompanying notes are an integral part of these unaudited financial statements.



Medwave Inc. Announces a Record First Quarter/Page 2 of 3

Medwave Inc. develops, manufactures, and distributes non-invasive blood pressure products. Its Vasotrax(R) Hand Held Monitor, the Vasotrac(R) APM205A NIBP Monitor, and the MJ23 OEM Module are new approaches to non-invasive blood pressure monitoring. Medwave has received the necessary regulatory clearances to market its technology in Europe, Asia, and North America. Medwave is ISO13458/ISO9001/MDD93/42/EEC certified, and all of its products are CE marked. Medwave previously received the Seal of Acceptance from the Alliance of Children's Hospitals, and recently received the Frost and Sullivan Market Engineering Award for Technology Innovation. Medwave has entered into distribution agreements throughout various parts of the world, and Medwave's technology is installed in over 500 hospitals and clinics worldwide. The company trades on the NASDAQ small cap market under the symbol MDWV.


Statements made in this release that are stated as expectations, plans, anticipations, prospects or future estimates or which otherwise look forward in time are considered "forward-looking statements" and involve a variety of risks and uncertainties, known and unknown, which are likely to affect the actual results. The following factors, among others, as well as factors discussed in the Company's filings with the SEC, have affected and, in the future, could affect the Company's actual results: resistance to the acceptance of new medical products, the market acceptance of the Vasotrac(R) system and other products of the Company, hospital budgeting cycles, the possibility of adverse or negative results or commentary from clinical researchers or other users or evaluators of the Company's products, the Company's success in creating effective distribution channels for its products, the Company's ability to scale up its manufacturing process, and delays in product development or enhancement or regulatory approval. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially. Medwave(R), Vasotrac(R), and Vasotrax(R) are trademarks of Medwave, Inc.





Medwave Inc. Announces a Record First Quarter/Page 3 of 3